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                                                                   EXHIBIT 10.14
                          [ELECTRONIC ARTS LETTERHEAD]


                                SOFTWARE LICENSE

                           AND CO-MARKETING AGREEMENT


This Agreement is made as of June__, 1997 (the "Effective Date") by and between ELECTRONIC ARTS INC., a Delaware corporation with offices at 1450 Fashion Island Boulevard, San Mateo, California 94404 ("EA") and 3DFX INTERACTIVE, INC., a California corporation with offices at 415 Clyde Avenue, Suite 105, Mountain View, CA 94043 ("3DFX").

                                    RECITALS

A. EA designs, develops, publishes and distributes interactive software entertainment products.

B. 3DFX develops, manufactures and distributes 3D graphics accelerator technology (the "3DFX Technology"), and develops and distributes software for incorporation in entertainment software products which is designed to facilitate compatibility between such software products and the 3DFX Technology.

C. 3DFX desires to have EA incorporate its software into EA's software products in order to increase the base of software products compatible with the 3DFX Technology and thereby facilitate 3DFX's efforts to market such 3DFX Technology.

D. EA desires to incorporate software of 3DFX in EA's software products, in order to establish compatibility between such products and the 3DFX Technology.

NOW, THEREFORE, the parties agree as follows:

1.          DEFINITIONS

            1.1 "Software" means the software product distributed by 3DFX under the current title "Glide" as part of the 3DFX Interactive, Inc. Software Development Kit, including any updates, enhancements, revised versions, corrections and fixes thereto, in both source and object code forms.

            1.2 "EA Product" means any software product developed or distributed by EA and/or under any trademark or logo of EA [*]

            [*]

            1.4 "Intellectual Property Rights" means any and all rights existing from time to time in any jurisdiction under patent law, copyright law, moral rights law, trade secret law, trademark law, unfair competition law or other similar rights existing anywhere in the world.


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            1.5     "Trademarks" means the trademarks of 3DFX as set forth on
                    Exhibit A hereto.

            1.6 "Advertising Materials" shall have the meaning set forth in Exhibit B hereto.

2.          LICENSE

            2.1 General. 3DFX hereby grants to EA a perpetual fully paid, royalty free, world-wide, non-exclusive, transferable, irrevocable, license, with right to sublicense, to do any and all of the following: use, modify, localize, prepare derivative works of, copy and reproduce, make and have made, perform and display (publicly or otherwise) distribute and sell the Software as part of any EA Product in any manner and embodied in any medium currently existing or hereafter conceived.

            2.2 Moral Rights. For purposes of this subsection, "Moral Rights" means any rights of paternity or integrity, any right to claim authorship of the Software, to object to any distortion, mutilation or other modification of, or other derogatory action in relation to, any Software, whether or not such would be prejudicial to 3DFX honor or reputation, and any similar rights existing under judicial or statutory law of any country in the world, or under any treaty, regardless whether or not such right is denominated or generally referred to as a "moral" right. 3DFX hereby agrees not to assert against EA or any EA licensee or customer any and all Moral Rights that 3DFX may have in the Software.

            2.3 Execution of Documents. 3DFX will cooperate with EA, at EA's expense, in obtaining patent, copyright, trademark or other statutory protection for any EA Product which incorporates the Software, in each country in which EA Products incorporating the Software are sold, distributed or licensed and in taking any enforcement action, including any public or private prosecution, to protect EA's intellectual property rights in or to all EA Products which incorporate the Software; provided, however, that any invention in the Software and any resulting patent application shall belong exclusively to 3DFX, and that any copyright registration by EA in any EA Product incorporating the Software shall reflect 3DFX as owner of the Software and any trademark right or other intellectual property right in the Software shall belong exclusively to 3DFX. Each party agrees to cooperate with the other in executing and filing applicable registrations and recordations by the other party to protect such other party's rights and, to the extent needed, to assist in bringing enforcement actions initiated by the other party to protect such other party's rights.

            2.4 Trademark License. 3DFX grants EA a non-exclusive, royalty-free, sublicensable, irrevocable right and license, with right to sublicense, to use and reproduce the Trademarks on and in the EA Products and in any reasonable manner in connection with the advertising, promotion and marketing thereof; provided that EA's use thereof complies with the restrictions set forth in the 3DFX Style Guide as such style guide may be reasonably amended from time to time by 3DFX.

            2.5 Ownership. As between EA and 3DFX, EA is the sole and exclusive owner of any and all EA Products and all Intellectual Property Rights contained therein. As between EA and 3DFX, 3DFX is the sole and exclusive owner of the Software, the Trademarks and all Intellectual Property Rights contained therein. To the extent that EA creates any modifications to the Software, which modifications are not particular to all or any of the EA Products, EA shall grant 3DFX a non-exclusive, perpetual worldwide license to use, reproduce, make, sell and distribute such modifications.


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            2.6     Restrictions. Notwithstanding anything to the contrary in
                    this Agreement, EA have no right to sell, market or distribute the source code to the Software.

3.          OBLIGATIONS OF EA

            [**]

                     (a) EA shall exercise commercially reasonable efforts to incorporate the Glide 2.3 version of the Software (or such other version of the Software as EA deems appropriate in its sole discretion) into [*]. Although EA will exercise reasonable efforts to activate the Software features appropriate [*], EA makes no representation or warranty as to the specific features which will be activated [*]. EA makes no representation or warranty that EA will successfully incorporate the Software into any of the EA products, or that the EA products, with incorporated 3DFX software, will be compatible with the 3DFX Technology.

                     (b) The parties acknowledge that, where it is not commercially practicable for EA to complete incorporation of the Software [*], EA may issue a "patch" or a "silent revision" following commercial release, [*].

                             Prior to commercial release [*], EA will exercise reasonable efforts to arrange a meeting between representatives of 3DFX and the development teams [*]. During such meetings, 3DFX shall advise the development teams on optimum use of the Software and the features of the Software which 3DFX recommends activating in the context of a particular product.

            3.2 Additional Products. EA may, in its sole discretion, incorporate the Software into additional EA Products. In addition, EA may, in its sole discretion, issue "patches" or "silent revisions" for additional EA Products following the commercial release of such additional Products. If practicable, as determined by EA in its sole discretion, EA will exercise reasonable efforts to arrange a meeting between representatives of 3DFX and the development teams creating each of such additional EA Products. During such meetings, 3DFX shall advise the development teams on optimum use of the Software and the features of the Software which 3DFX recommends activating in the context of a particular product.

            3.3 Marketing Services. EA shall perform the marketing services as specified on Exhibit B under the heading "EA Marketing Services", at the times and in the manner specified therein.

            3.4 Disclaimer of Warranties. EA MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE PERFORMANCE [*] (OR ANY OTHER EA PRODUCT), INCLUDING, WITHOUT LIMITATION, AS TO THE COMPATIBILITY OF SUCH PRODUCTS WITH THE TECHNOLOGY. EA EXPRESSLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE.

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            3.5     Restrictions. EA agrees that it will not prior to March 31,
                    1998 enter into a co-marketing arrangement with a third party developer of graphics accelerator chips on terms and conditions similar to those contained in this Agreements, and including marketing obligations of a scope similar to those contained herein. Notwithstanding the foregoing, nothing in this Agreement shall preclude EA from including software in all or any of its Products which is designed to facilitate compatibility with graphics accelerator chips of any third parties, or engaging in any marketing services on behalf of such third party which are similar to the services set forth in Exhibit A (including, without limitation, including the trademark of such third party on the packaging of a Product), so long as the aggregate scope of such services does not rise to the level of the aggregate scope of services set forth herein.

4.          OBLIGATIONS OF 3DFX

            [*]

            4.2 Cooperation. 3DFX agrees to use good faith and diligent efforts to consult with and aid EA in connection with EA's fulfillment of its obligations pursuant to Section 3.

            4.3 Marketing Services. 3DFX shall perform the marketing services as specified on Exhibit B under the heading "3DFX Marketing Services", at the times and in the manner specified therein.

            4.4     New Software; New Technology.

                     (a) All improvements, modifications and enhancements to the Software that are developed by 3DFX for a period of two years following execution of this Agreement shall be provided to EA at no cost.

                     (b) 3DFX shall provide notice to EA as far as reasonably possible in advance prior to the marketing and distribution of new 3DFX Technology. Such notice will include information on the revised features of such technology, and the impact on the EA Products which have incorporated existing versions of the Software. Until EA has fulfilled its obligations under Section 3 of this Agreement, future versions of the 3DFX Technology, will be generally backward compatible with software designed for previous versions of 3DFX Technology. Thereafter, 3DFX will exercise reasonable efforts to ensure that future versions of the 3DFX Technology continues to be generally backward compatible with software designed for previous versions of 3DFX Technology; provided that 3DFX makes no representation or warranty that such future versions of the 3DFX Technology (distributed after EA has fulfilled its obligations under
                             Section 3 of this Agreement) will be backward compatible with such previous versions of the Software.

                     (c) 3DFX will communicate and provide EA with reasonable assistance, with respect to the incorporation of future versions of the Software into EA Products for the purpose of optimizing compatibility between the EA Products and future 3DFX Technology.

5.           CONFIDENTIALITY

            5.1     Definitions.

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                    (a) "Confidential Information" means the terms and
                    conditions (but not the existence) of this Agreement, the Confidential Information of 3DFX and the Confidential Information of EA, except to the extent any of the following may be included therein: (i) information that becomes known to the general public without breach of the nondisclosure obligations of this Agreement; (ii) information that is obtained from a third party or independently developed without breach of a nondisclosure obligation and without restriction on disclosure; and (iii) information that is required to be disclosed in connection with any suit, action or other dispute related to this Agreement, provided that the receiving party shall notify the disclosing party prior to making such disclosure and shall take all reasonable measures to obtain confidential treatment.

                    (b) "Confidential Information of 3DFX" means: (i) the concepts and source code of the Software; (ii) any information regarding existing or future products of 3DFX; and (iii) any other information of 3DFX designated in writing as "confidential" or "proprietary" by 3DFX.

                    (c) "Confidential Information of EA" means: (i) any information concerning the EA Products or EA's use of the Software in the EA Products, (ii) any information concerning existing or future products of hardware manufacturers other than Licensee; and (iii) any additional information designated orally or in writing as confidential or proprietary by EA or its Affiliates.

            5.2 Protection of Confidential Information. Each party agrees to hold in confidence, and not to use except as expressly authorized in this Agreement, all Confidential Information of the other party and to use at least the same degree of care that it uses to protect its own Confidential Information of like importance, but in no event less than reasonable care, to prevent the unauthorized disclosure or use of the other party's Confidential Information, both during and for two (2) years after the term of this Agreement. Each party agrees it will not make any public statement or comment on the existence or provisions of this Agreement, without the written consent of the other, except as may be required by the reasonable opinion of its legal counsel.

            5.3 Use, Development and Marketing of Similar Programs. Nothing in this Agreement will impair the right of either party to use, develop or market ideas or programs similar to the Software so long as such use, development or marketing does not infringe on the copyright, trademark, patent, license or other rights of the other party.

6.          REPRESENTATIONS AND WARRANTIES

            6.1 3DFX Representations. 3DFX represents and warrants to and agrees with EA that:

                    (a) The Software is the original work of 3DFX and the Software and the use, modification, reproduction and distribution thereof by EA pursuant to this Agreement, do not and will not infringe upon any Intellectual Property Rights of third parties;

                    (b) 3DFX is the sole and exclusive owner or valid licensee of all Intellectual Property Rights in the Software, the Trademarks, the 3DFX Technology and the Advertising Materials;

                    (c) 3DFX has not granted and will not grant any rights in the Software, the 3DFX Technology, the Trademarks or the Advertising Materials to any third party which are inconsistent with the rights assigned to EA herein;


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                    (d) 3DFX has full power to enter into this Agreement, to
                    carry out its obligations hereunder and to grant the rights herein granted to EA; and

                    (e) The Software and the 3DFX Technology (i) are and will comply materially with the description of the Software and the 3DFX Technology included in any documentation distributed by 3DFX in connection with the Software or the advertising or marketing thereof, (ii) are and will be free of defect in material and workmanship, and (iii) are and will be of high quality in all respects.

            6.2 EA's Representations. EA represents and warrants to and agrees with 3DFX that: EA has full power to enter into this Agreement and to carry out its obligations hereunder.

7.          INDEMNIFICATION

            Each party will indemnify the other party and its customers and sublicensees for, and hold them harmless from, any loss, expense (including reasonable fees of attorneys and other professionals), damage or liability arising out of any claim, demand or suit resulting from an alleged breach of any of the warranties of the indemnifying party in Section 6 hereof. In addition, EA will indemnify 3DFX and its customers and sublicensees for, and hold them harmless from, any loss, expense (including reasonable fees of attorneys and other professionals), damage or liability arising out of any claim, demand or suit resulting from an allegation by a third party [*] infringe the Intellectual Property rights of such third party. As a condition to indemnification, the indemnified party will promptly inform the indemnifying party in writing of any such claim, demand or suit and the indemnified party will fully cooperate in the defense thereof. As a condition to indemnification, the indemnified party will not agree to the settlement of any such claim, demand or suit prior to a final judgment thereon without the consent of the indemnifying party, which consent will not be unreasonably withheld.

8.          TECHNICAL SUPPORT

            8.1 EA Support of Customers. Except as limited elsewhere in this Agreement, EA will be responsible for providing product support to end users solely with respect to gameplay [*]. EA will provide such support in accordance with its standard user support policies which include an EA toll telephone number for customers to call during EA's normal business hours with technical questions about the EA Products. EA will not provide support for any component to the 3DFX Technology or the Software.

            8.2 3DFX Support of Customers. 3DFX will provide warranty and post warranty service for the 3DFX Technology and the software at least in accordance with generally accepted industry standards. 3DFX shall in all events be solely responsible to its customers for support, warranty and post-warranty service for the 3DFX Technology and the Software and will hold EA harmless from all claims made under such warranties.

9.          GENERAL TERMS

            9.1 Amendment. No amendment or modification of this Agreement will be made except by an instrument in writing signed by both parties.

            9.2 Independent Contractors. 3DFX is an independent contractor, and nothing in this Agreement will be deemed to place the parties in the relationship of employer-employee, principal-agent, partners or joint venturers.
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            9.3     Limitation of Damages. IN NO EVENT SHALL EITHER PARTY BE
                    LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY BREACH OF THIS AGREEMENT EVEN IF THE OTHER PARTY IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE.

            9.4 Force Majeure. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of material or supplies or any other cause reasonably beyond the control of such party ("Force Majeure"), provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof, and uses its diligent, good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of six
                    (6) months.

            9.5 Governing Law; Forum. This Agreement will be deemed entered into in San Mateo County, California and will be governed by and interpreted in accordance with the substantive laws of the State of California. The parties agree that any dispute arising under this Agreement will be resolved in the state or federal courts within the Northern District of California and 3DFX expressly consents to jurisdiction therein.

            9.6 Severability. Should any provision of this Agreement be held to be void, invalid or inoperative, such provision will be enforced to the extent permissible and the remaining provisions of this Agreement will not be affected.

            9.7 Notices. Any notice required or permitted to be sent hereunder will be given by hand delivery, by registered, express or certified mail, return receipt requested, postage prepaid, or by nationally-recognized private express courier or by facsimile to either party at the address listed above, or to such other addresses of which either party may so notify the other. Notices will be deemed given when hand delivered if by hand delivery, or when sent if by any other authorized method.

            9.8 Complete Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior negotiations, understandings, correspondence and agreements with respect to the same subject matter between the parties, including without limitation any License Agreement included with the packaging of the Software.


ELECTRONIC ARTS INC.                                   3DFX


By:  /s/ Nancy L. Smith                                By:  /s/ Andy Keane
     -------------------------                              --------------------
Name:  Nancy L. Smith                                  Name:    Andy Keane
     -------------------------                              --------------------

Date:   6/6/97                                         Date:       6/18/97
     -------------------------                              --------------------


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                                    EXHIBIT A



TRADEMARKS

3Dfx Interactive
Voodoo Graphics
Voodoo Rush
Voodoo
Glide

NOTICES

(C)1997 3Dfx Interactive, Inc. The 3Dfx Interactive logo and Voodoo Graphics are a trademark of 3Dfx Interactive, Inc.

                                      [*]

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                                      [*]
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                                      [*]

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                                    EXHIBIT B

                               MARKETING SERVICES


EA Marketing Services

[*]

Trade Show Support

At trade shows attended by EA (including E3), EA will demonstrate [*], and will represent to attendees that such [*] have been enhanced for 3DFX. At such tradeshows, EA will reasonably display the 3DFX logos.

Web Site Coverage/Hypertext Links

EA will place hypertext links on the sites of [*]. Where reasonably appropriate, EA will upload patches for enhancements or updates to the Software, and, where appropriate, EA will include the posting of upgrade patches and technology information. In addition, on such sites, EA will represent the fact that such [*] have been enhanced for the 3DFX Technology.

Press Releases

In press releases [*], EA will announce that such products have been enhanced for the 3DFX Software.

[*]

[*]

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Print Advertisements.

Subject to the approval of any League or other EA licensor with trademark approval, EA shall, as EA deems appropriate in its sole discretion, include the Trademarks on print advertising, sell sheets, catalogues, and other similar materials concerning [*] and which is fully compatible with the 3DFX technology. Retail Promotions

Retail Marketing.

Subject to the approval of any League or other EA licensor with trademark approval, EA shall, as EA deems appropriate in its sole discretion, exercise reasonable efforts to include [*], in co-marketing programs at retail, including but not limited to encaps, retail advertising and other special offers.


3DFX Marketing Services

[*]

Trade Show Support

At tradeshows attended by 3Dfx, 3Dfx will demonstrate (as appropriate to release and timing and whether EA can provide an appropriate demo) EA Products, in which EA has successfully incorporated the Software and which is fully compatible with the 3DFX technology. At such tradeshows, 3Dfx will display the EA logos with reasonable prominence in connection with the EA Products.

WEB Site

3Dfx will place hypertext links to the EA web site. 3Dfx will offer the opportunity to EA as appropriate for other promotional activities and representations on the 3Dfx web site to represent EA Products, in which EA has successfully incorporated the Software and which is fully compatible with the 3Dfx technology.

Press Releases

3Dfx will include EA in press releases as appropriate for EA Products, in which EA has successfully incorporated the Software and which is fully compatible with the 3Dfx technology.

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